As Filed with the Securities and Exchange Commission on September 8, 2006

                                                  Registration No. 333-



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              --------------------

                          IR BIOSCIENCES HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        2834                   13-3301899
----------------------------    -------------------------    -----------------
(State or other jurisdiction       (Primary Standard          (I.R.S. Employer
      of incorporation          Industrial Classification      Identification
      or organization)               Code Number)                 Number)


                         4021 N. 75th Street, Suite 201,
                            Scottsdale, Arizona 85251
              (Address of Principal Executive Offices and Zip Code)
                              --------------------

                        2003 STOCK OPTION, DEFERRED STOCK
                            AND RESTRICTED STOCK PLAN
                            (Full Title of the Plans)
                              --------------------

                                 Michael Wilhelm
                         4021 N. 75th Street, Suite 201,
                            Scottsdale, Arizona 85251
                                 (480) 922-3926
 (Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)
                              --------------------

                                    Copies to

                             Thomas J. Poletti, Esq.
                                Anh Q. Tran, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                       10100 Santa Monica Blvd., 7th Floor
                              Los Angeles, CA 90067
                            Telephone (310) 552-5000
                            Facsimile (310) 552-5001
                              --------------------



                                                    CALCULATION OF REGISTRATION FEE

                                                                        Proposed
                                                     Amount of          maximum        Proposed maximum    Amount of
                                                    Shares to be     offering price        aggregate      registration
      Title of securities to be registered         registered (1)      per share        offering price       fee
--------------------------------------------     -----------------   --------------    ---------------   ------------
Common Stock, $.001 par value                        14,503,030(2)    $  0.21 (4)        $  3,045,636     $    326
Common Stock, $.001 par value                         1,896,970(3)       0.23 (5)             436,303           47
                                                                                                         ------------
      Total Registration Fee                                                                              $    373




(1) Represents 16,400,000 additional shares of Common Stock that are authorized for issuance under the 2003 Stock Option, Deferred Stock and Restricted Stock Plan as a result of approval by the Board of Directors and stockholders. Pursuant to Rule 416(a) under the Securities Act, this Registration Statement shall also cover any additional shares of the Registrant's common stock that become issuable under the 2003 Stock Option, Deferred Stock and Restricted Stock Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that increases the number of the Registrant's outstanding common stock. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Represents common stock issuable upon exercise of options that are available for grant under the Registrant's 2003 Stock Option, Deferred Stock and Restricted Stock Plan.

(3) Represents common stock issuable upon exercise of outstanding options as of the date of this Registration Statement under the 2003 Stock Option, Deferred Stock and Restricted Stock Plan.

(4) Estimated pursuant to Rule 457(c) and (h) of the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of computing the amount of the registration fee based on the average of the high and low sales prices of the common stock as traded in the over-the-counter market and reported on the OTC Electronic Bulletin Board of the National Association of Securities Dealers on August 31, 2006.

(5) Calculated solely for purposes of the amount of the registration fee pursuant to Rule 457(h) of the Securities Act on the basis of the exercise price of the outstanding options that were granted on July 14, 2006.

                     STATEMENT UNDER GENERAL INSTRUCTION E -
                      REGISTRATION OF ADDITIONAL SECURITIES

This Registration Statement on Form S-8 consists of the registration of additional 16,400,000 shares under the IR Biosciences Holdings, Inc. (the "Company") 2003 Stock Option, Deferred Stock and Restricted Stock Plan, as amended (the "2003 Stock Plan"). Effective June 5, 2006, the number of shares of common stock reserved and authorized for issuance under the 2003 Stock Plan was increased after approval from the Board of Directors and stockholders of the Company by 16,400,000 shares. Pursuant to General Instruction E to Form S-8, for the purposes of the registration of the additional shares under the 2003 Stock Plan, the contents of the Company's previous Registration Statements on Form S-8 (Registration No. 333-11351), as filed with the Securities and Exchange Commission on March 11, 2004, including any amendments thereto or filings incorporated therein, are incorporated herein by this reference.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The documents listed in paragraphs (a) through (d) below have been filed with the Securities and Exchange Commission (the "Commission") and are hereby incorporated by reference into this Registration Statement. All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), except for information furnished under Item 2.02 or Item 7.01 of Form 8-K, which is not deemed filed and not incorporated by reference herein, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereto from the date of filing of such documents.

         (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, filed on March 28, 2006, as amended by the Form 10-KSB/A as filed on March 30, 2006;

         (b) The Registrant's Quarterly Reports on Form 10-QSB for the quarter ended March 31, 2006, as filed on May 5, 2006, and Form 10-QSB for the quarter ended June 30, 2006, as filed on August 14, 2006;

         (c) The Registrant's Current Reports on Form 8-K filed on April 19, 2006, May 22, 2006, May 31, 2006 and August 4, 2006; and

         (d) The Registrant's Definitive Information Statement filed with the SEC on June 5, 2006, and as amended by the Revised Definitive Information Statement filed with the SEC on June 6, 2006.


Item 8. Exhibits.

Exhibit
Numbers             Description
----------------    ------------------------------------------------------------
             4.1    2003 Stock Option, Deferred Stock and Restricted Stock Plan
                    (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (File No.
                    333-113511) filed with the Securities and Exchange
                    Commission on March 11, 2004).
             4.2    Form of Stock Option Agreement (Employee) (incorporated
                    herein by reference to Exhibit 4.2 to the Registrant's
                    Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March
                    11, 2004).
             4.3    Form of Stock Option Agreement (Executive) (incorporated
                    herein by reference to Exhibit 4.3 to the Registrant's
                    Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March
                    11, 2004).
             4.4    Form of Stock Option Agreement (Super Executive)
                    (incorporated herein by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-8 (File No.
                    333-113511) filed with the Securities and Exchange
                    Commission on March 11, 2004).

             4.5 Form of Stock Option Agreement (Other) (incorporated herein by reference to Exhibit 4.5 to the Registrant's Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March 11, 2004).
             4.6 Form of Restricted Stock Award Agreement (Employee) (incorporated herein by reference to Exhibit 4.6 to the Registrant's Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March 11, 2004).
             4.7 Form of Restricted Stock Award Agreement (Executive) (incorporated herein by reference to Exhibit 4.7 to the Registrant's Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March 11, 2004).
             4.8 Form of Restricted Stock Award Agreement (Super Executive) (incorporated herein by reference to Exhibit 4.8 to the Registrant's Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March 11, 2004).
             4.9 Form of Stock Award Agreement (Other) (incorporated herein by reference to Exhibit 4.9 to the Registrant's Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March 11, 2004).
             5.1    Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP.
            23.1    Russell Bedford Stefanou Mirchandani LLP.
            23.2 Consent of Kirkpatrick & Lockhart Nicholson Graham LLP (contained in Exhibit 5).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on this 8th day of September, 2006.


                                         IR BIOSCIENCES HOLDINGS, INC.

                                         By:  /s/ MICHAEL WILHELM
                                              --------------------
                                              Michael Wilhelm
                                              Chief Executive Officer



                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Wilhelm as his true and lawful attorney-in-fact and agent, with full power of substitution for him in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     SIGNATURE                                     TITLE                                    DATE

/s/ MICHAEL WILHELM                     Chief Executive Officer and Director          September 8, 2006
---------------------                   (Principal Executive Officer)
Michael Wilhelm

/s/ JOHN FERMANIS                       Chief Financial Officer                       September 8, 2006
---------------------                   (Principal Accounting Officer)
John Fermanis

/s/ THEODORE STAAHL                     Director                                      September 8, 2006
---------------------
Theodore Staahl

/s/ HAL SIEGEL                          Director                                      September 8, 2006
---------------------
Hal Siegel


                                  EXHIBIT INDEX


Exhibit
Numbers             Description
----------------    ------------------------------------------------------------
             4.1    2003 Stock Option, Deferred Stock and Restricted Stock Plan
                    (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (File No.
                    333-113511) filed with the Securities and Exchange
                    Commission on March 11, 2004).
             4.2    Form of Stock Option Agreement (Employee) (incorporated
                    herein by reference to Exhibit 4.2 to the Registrant's
                    Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March
                    11, 2004).
             4.3    Form of Stock Option Agreement (Executive) (incorporated
                    herein by reference to Exhibit 4.3 to the Registrant's
                    Registration Statement on Form S-8 (File No. 333-113511) filed with the Securities and Exchange Commission on March
                    11, 2004).
             4.4    Form of Stock Option Agreement (Super Executive)
                    (incorporated herein by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-8 (File No.
                    333-113511) filed with the Securities and Exchange
                    Commission on March 11, 2004).
             4.5    Form of Stock Option Agreement (Other) (incorporated herein by reference to Exhibit 4.5 to the Registrant's Registration
                    Statement on Form S-8 (File No. 333-113511) filed with the
                    Securities and Exchange Commission on March 11, 2004).
             4.6    Form of Restricted Stock Award Agreement (Employee)
                    (incorporated herein by reference to Exhibit 4.6 to the Registrant's Registration Statement on Form S-8 (File No.
                    333-113511) filed with the Securities and Exchange
                    Commission on March 11, 2004).
             4.7    Form of Restricted Stock Award Agreement (Executive)
                    (incorporated herein by reference to Exhibit 4.7 to the Registrant's Registration Statement on Form S-8 (File No.
                    333-113511) filed with the Securities and Exchange
                    Commission on March 11, 2004).
             4.8    Form of Restricted Stock Award Agreement (Super Executive)
                    (incorporated herein by reference to Exhibit 4.8 to the Registrant's Registration Statement on Form S-8 (File No.
                    333-113511) filed with the Securities and Exchange
                    Commission on March 11, 2004).
             4.9    Form of Stock Award Agreement (Other) (incorporated herein by reference to Exhibit 4.9 to the Registrant's Registration
                    Statement on Form S-8 (File No. 333-113511) filed with the
                    Securities and Exchange Commission on March 11, 2004).
             5.1    Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP.
            23.1    Russell Bedford Stefanou Mirchandani LLP.
            23.2    Consent of Kirkpatrick & Lockhart Nicholson Graham LLP
                    (contained in Exhibit 5).